B. Proprietary Information exchanged under other agreements between the Parties to this Agreement prior to the effective date of this Agreement shall be protected under the terms of those agreements unless such information is also disclosed under this Agreement thereby entitling that information to be protected hereunder. In all cases of conflict between the Agreements for protection of the same Proprietary Information, this Agreement shall govern.

C. This Agreement may be amended only by an instrument in writing signed by authorized representatives of the Parties.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

BioShaft Water Technology Inc.
1 Orchard Road, Suite 220 Lake Forest,
Orange County, California, USA
Phone: (949)748-8050
Fax (949) 313-2926

Canadian Environmental Consulting (CEC)
5385 Bessborough Crt.
Mississauga, Ontario, L5M-5C5
Phone: 905-8266241
949-2144401
cecenvironmental@gmail.com

Name: Imad Yassine
Title: COO
Date: 8/15/2011
Company: BioShaft Water Technology Inc.
Signature: [signature]

Name: Canadian Environmental Consulting
Title: Sole Proprietor
Date: 8/15/2011
Individual: Bashar Amin
Signature: [signature]
BASHAR AMIN